Employee Benefit Plan, Tax Status (Notes)	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
Tax Status [Text Block]	Tax Status
The Plan, as amended and restated as of January 1, 2013, received a favorable tax determination letter, dated April 3, 2014, from the Internal Revenue Service (IRS) under Internal Revenue Code (IRC) Section 401(a). As such, the Plan’s design is exempt from federal income taxes under IRC Section 501(a). Though the Plan has been amended since January 1, 2013, the Plan Administrator believes the Plan continues to be qualified and the Plan has been and is currently being operated in compliance with the applicable requirements of the IRC and the Plan document.
U.S. generally accepted accounting principles require the Plan Administrator to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan Administrator has analyzed the tax positions taken by the Plan and concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. The Plan Administrator believes the Plan is no longer subject to income tax examinations for years prior to 2019.